                                                                    EXHIBIT 99.5

THE DIRECTOR(R) (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & Pennsylvania)   CW
-------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                   U.S.P.S.-First       The Hartford - IPS
                                                                               Class or             P.O. Box 5085
                                                                               Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company          [LOGO]                Private Express      The Hartford - IPS
                                                         THE HARTFORD          Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS                                                    Windsor, CT 06095-1512
"HARTFORD LIFE".

1. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                                            MI                                      Last Name
------------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                   Email Address
Trust/Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                            Date of Birth                           Daytime Telephone Number
------------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address,    City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER    (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner                                         NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S.
                                                                       citizen, specify country of citizenship.
------------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
---------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                      MI                              Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                   Social Security Number          Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,    City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
------------------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT   (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                      MI                              Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                   Social Security Number          Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC & PA)        Order #: HL-20226-2     Page 1 of 6

                                                                             Owner SSN/TIN

5. BENEFICIARY(IES)    (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
--------------------------------------------------------------------------------------------------------------------------------

/ / Primary                          %     First Name            MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                   Date of Birth                 Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                First Name            MI                            Last Name
/ / Contingent                       %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                   Date of Birth                 Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                First Name            MI                            Last Name
/ / Contingent                       %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                   Date of Birth                 Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT   (REQUIRED - Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase            / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
----------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year         / / Transfer                          / / Rollover
----------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------------
                      INDIVIDUALLY OWNED                                            EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA   / / Roth IRA               / / SEP IRA                    / / 401(k)      / / 401(a)      / / Keogh/HR-10
/ / Custodial IRA     / / Individual 401(k)      / / SIMPLE IRA (Non-DFI only)  / / Other:
----------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                $
--------------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT   (If applicable)                                  $
------------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
---------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
---------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+      THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
        / / SINGLE LIFE    / / JOINT/SPOUSAL          NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+   THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment                / / SINGLE LIFE     / / JOINT/SPOUSAL
options with the [DELTA] symbol in section 11.
        / / SINGLE LIFE    / / JOINT/SPOUSAL          THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
                                                               / / SINGLE LIFE     / / JOINT/SPOUSAL

*    Additional charges and how they are assessed vary by rider.

+    Separate Death Benefits apply. May not be available in all states.

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC & PA)        Order #: HL-20226-2     Page 2 of 6

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature           % (Complete Section 11C)
Sub-Accounts                         % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model               % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                       TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below.

Initial Allocation

    %  6-Month DCA [DELTA]              Duration:             months (between 3-6)
       / / check if rate lock*          Estimated dollar amount $
    %  12-Month DCA [DELTA]             Duration:             months (between 7-12)
       / / check if rate lock*          Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

- The DCA allocation is only required if enrolling in the DCA program above.

     SUB-ACCOUNTS

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. International Growth Fund        %             %        American Funds Growth-Income HLS
                                                                                             Fund
     %             %        AllianceBernstein VPS Balanced            %             %        American Funds International HLS
                            Wealth Strategy Portfolio [DELTA]                                Fund
     %             %        AllianceBernstein VPS International       %             %        Fidelity VIP Contrafund Portfolio
                            Value Portfolio
     %             %        American Funds Bond HLS Fund              %             %        Fidelity VIP Mid Cap Portfolio
     %             %        American Funds Global Growth HLS          %             %        Franklin Income Securities Fund
                            Fund                                                             [DELTA]
     %             %        American Funds Global Small               %             %        Franklin Small Cap Value Securities
                            Capitalization HLS Fund                                          Fund
     %             %        American Funds Growth HLS Fund            %             %        Mutual Discovery Securities Fund

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC, & PA)       Order #: HL-20226-2     Page 3 of 6

                                                                             Owner SSN/TIN

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        Mutual Shares Securities Fund             %             %        Hartford Money Market HLS Fund
                                                                                             [DELTA]
     %             %        Templeton Global Income Securities        %             %        Hartford Total Return Bond HLS Fund
                            Fund
     %             %        Templeton Growth Securities Fund          %             %        Lord Abbett Growth & Income
                                                                                             Portfolio
     %             %        Hartford Capital Appreciation HLS         %             %        MFS Total Return Series [DELTA]
                            Fund
     %             %        Hartford Dividend and Growth HLS          %             %        MFS Value Series
                            Fund
     %             %        Hartford Growth HLS Fund                  %             %        Oppenheimer Global Securities
                                                                                             Fund/VA
     %             %        Hartford Growth Opportunities HLS         %             %        Oppenheimer Main Street Fund/ VA
                            Fund
     %             %        Hartford International                    %             %        Putnam VT Diversified Income Fund
                            Opportunities HLS Fund
     %             %        Hartford Small Company HLS Fund           %             %        Van Kampen UIF U.S. Mid Cap Value
                                                                                             Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                            FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                  INVESTMENT STRATEGY              FOUNDATION STRATEGY                   CORE FOUR
[DELTA]                                  [DELTA]                          [DELTA]                          [DELTA]
---------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund     33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &             Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund           33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return           Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund             34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                 American Funds Growth HLS        Hartford Total Return
                                                                 Fund                       25%   Bond HLS Fund              25%
                                                                 American Funds
                                                                 International HLS Fund     15%

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  3%  Growth Fund                  4%  Growth Fund                  3%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    3%  Portfolio                    4%  Portfolio                    3%  Portfolio                    4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Bond HLS          American Funds Bond HLS
Fund                        13%  Fund                        12%  Fund                         9%  Fund                         6%
American Funds Growth HLS        American Funds Growth HLS        American Funds Growth HLS        American Funds Growth HLS
Fund                         6%  Fund                         7%  Fund                         8%  Fund                         8%
American Funds                   American Funds                   American Funds                   American Funds
International HLS Fund       4%  International HLS Fund       5%  International HLS Fund       5%  International HLS Fund       5%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
Portfolio                    3%  Portfolio                    3%  Portfolio                    2%  Portfolio                    3%
Franklin Small Cap Value         Franklin Small Cap Value         Franklin Small Cap Value         Franklin Small Cap Value
Securities Fund              1%  Securities Fund              2%  Securities Fund              2%  Securities Fund              3%
Hartford Capital                 Hartford Capital                 Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Appreciation HLS Fund        6%  Appreciation HLS Fund        7%  Appreciation HLS Fund        8%
Hartford Growth                  Hartford Growth                  Hartford Growth                  Hartford Growth
Opportunities HLS Fund       5%  Opportunities HLS Fund       6%  Opportunities HLS Fund       7%  Opportunities HLS Fund       8%
Hartford Small Company           Hartford Small Company           Hartford International           Hartford International
HLS Fund                     2%  HLS Fund                     2%  Opportunities HLS Fund       4%  Opportunities HLS Fund       4%
Hartford Total Return            Hartford Total Return            Hartford Small Company           Hartford Small Company
Bond HLS Fund               14%  Bond HLS Fund               12%  HLS Fund                     3%  HLS Fund                     4%
                                                                  Hartford Total Return            Hartford Total Return
MFS Value Series             6%  MFS Value Series             7%  Bond HLS Fund                9%  Bond HLS Fund                6%
Mutual Shares Securities         Mutual Shares Securities
Fund                         5%  Fund                         6%  MFS Value Series             8%  MFS Value Series             9%
Oppenheimer Main Street          Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities
Fund/VA                      7%  Fund/VA                      8%  Fund                         7%  Fund                         8%
Putnam VT Diversified            Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                 18%  Income Fund                 16%  Fund/VA                      9%  Fund/VA                     10%
Templeton Global Income                                           Putnam VT Diversified            Putnam VT Diversified
Securities Fund              5%                                   Income Fund                 12%  Income Fund                  8%
                                                                  Van Kampen UIF U.S. Mid          Van Kampen UIF U.S. Mid
                                                                  Cap Value Portfolio          2%  Cap Value Portfolio          2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC & PA)        Order #: HL-20226-2     Page 4 of 6

                                                                             Owner SSN/TIN

12. SPECIAL REMARKS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

13. OWNER(S) ACKNOWLEDGEMENTS    (All questions in this Section MUST be completed)
-----------------------------------------------------------------------------------------------------------------

/ / No  / / Yes -   Do you have an existing annuity or life insurance policy?
/ / No  / / Yes -   Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No  / / Yes -   Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC & PA)        Order #: HL-20226-2     Page 5 of 6

                                                                                       Owner SSN/TIN

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

------------------------------------------------------------------------------------------------------------------
       Contract Owner Signature (Trustee/Custodian, if         Joint Contract Owner Signature (If applicable)
                         applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
---------------------------------------------------------------------------------------------------------------------

  / / No  / / Yes -   Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
  / / No  / / Yes -   Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                       ------------------------------
                                                                                          Licensed Agent Signature

First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
--------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
--------------------------------------------------------------------------------------------------------------------------

Select Program*
/ / Option 1        / / Option 2
----------------------------------------------------------------------------------------------------------------------------------

* CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-TDIR-08 (CW)   THE DIRECTOR(R) (Countrywide except AL, AZ, FL, MN, NY, NC & PA)        Order #: HL-20226-2     Page 6 of 6